Exhibit 10.4

EXHIBIT A-2 TO FOURTH AMENDMENT OF LOAN AND SECURITY AGREEMENT

SECOND ALLONGE

This Second Allonge (“Allonge”), dated April 27, 2018, is to the Amended and Restated Secured Term Promissory Note, dated as of August 16, 2016 in the principal amount of $3,000,000.00 (as amended by an Allonge dated November 13, 2017, the “Note”) made by Creative Realities, Inc., a Minnesota corporation, Creative Realities, LLC, a Delaware limited liability company, and Conexus World Global, LLC, a Kentucky limited liability company, jointly and severally (each, and together herein referred to as “Maker”), payable to the order of Slipstream Communications, LLC, an Anguillan limited liability company (the “Holder”).

The Note was issued pursuant to that certain Loan and Security Agreement by and between, inter alia, Maker and the initial Holder dated as of August 16, 2016 (as amended by the First Amendment thereto dated as of the First Amendment Effective Date, the Second Amendment thereto dated as of the Second Amendment Effective Date, the Third Amendment thereto dated as of the Third Amendment Effective Date, and the Fourth Amendment thereto dated as of the date hereof, and as it may be further amended, restated, supplemented, modified or otherwise changed from time to time, the “Loan Agreement”), and are subject to the terms and conditions thereof.

The Note is hereby amended as follows:

(a)       Inserting in the preamble immediately after the phrase “the principal amount of $3,000,000 (USD)” the phrase “plus all PIK”; and

(b) Section 1(a) of the Note is hereby amended to insert after the phrase “in cash” the phrase “(except as provided in the Loan Agreement)”.

Except as expressly amended hereby, the Note, including without limitation the default and acceleration provisions thereof, remain in full force and effect, and Makers hereby confirm their liability thereunder to Holder.

[REST OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, this Second Allonge is executed and attached, or copies attached, to the Note on the date first set forth above.

MAKERS

CREATIVE REALITIES, INC.
CREATIVE REALITIES, LLC
CONEXUS WORLD GLOBAL, LLC

By:	/s/ Richard Mills
Name:	Richard Mills
Title:	CEO

HOLDER SLIPSTREAM COMMUNICATIONS, LLC

By:	/s/ Alec Machiels
Alec Machiels

[Signature page to Second Allonge to Amended and Restated Secured Term Promissory Note]